UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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SILICON STORAGE TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILICON STORAGE TECHNOLOGY, INC.
1171 Sonora Court
Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2006

TO THE SHAREHOLDERS OF SILICON STORAGE TECHNOLOGY, INC.:

Notice Is Hereby Given that the 2006 Annual Meeting of Shareholders of Silicon Storage Technology, Inc., a California corporation, will be held on Monday, June 12, 2006 at 4:00 p.m., Pacific Time, at our offices located at 1020 Kifer Road, Sunnyvale, California 94086 for the following purposes:

1.                To elect six directors to serve for the ensuing year and until their successors are elected.

2.                To approve our 1995 Equity Incentive Plan, as amended, to provide that (i) nonstatutory stock options may be granted to ten percent shareholders with an exercise price set by the Board of Directors with a maximum term of ten years and (ii) restricted stock purchase awards may be granted to ten percent shareholders with a purchase price that is at least 85% of the fair market value of such stock on the date of grant.

3.                To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2006.

4.                To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 20, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

JACK K. LAI
Vice President of Administration, Corporate Development and Secretary

Sunnyvale, California

April 28, 2006

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. SHARES MAY ALSO BE VOTED ELECTRONICALLY VIA THE INTERNET. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

SILICON STORAGE TECHNOLOGY, INC.
1171 Sonora Court
Sunnyvale, California 94086

PROXY STATEMENT
FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

June 12, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Silicon Storage Technology, Inc., a California corporation, for use at the Annual Meeting of Shareholders to be held on Thursday, June 12, 2006 at 4:00 p.m., Pacific Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our offices located at 1020 Kifer Road, Sunnyvale, California 94086. We intend to mail this proxy statement, accompanying proxy card, and our 2005 Annual Report on Form 10-K on or about May 12, 2006, to all shareholders entitled to vote at the Annual Meeting. If your shares are held in a bank or brokerage account, you may be eligible to vote your proxy electronically. Please refer to the enclosed voting form for instructions.

SOLICITATION

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees. No additional compensation will be paid to our directors, officers, or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of our common stock at the close of business on April 20, 2006 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 20, 2006 we had outstanding and entitled to vote 103,155,985 shares of common stock.

Each holder of record of our common stock on such date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of common stock will be entitled to five votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. However, no shareholder will be entitled to cumulate votes unless the candidate’s name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by shareholders present at the meeting or by proxy. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purposes in determining whether a matter is approved, except that abstentions will have the same effect as negative votes with respect to proposals 2 and 3.

VOTING VIA THE INTERNET OR BY TELEPHONE

Shareholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The telephone and Internet voting procedures below are designed to authenticate shareholders’ identities, to allow shareholders to grant a proxy to vote their shares and to confirm that shareholders’ instructions have been recorded properly. Shareholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

For Shares Registered in Your Name

Shareholders of record may go to http://www.voteproxy.com to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The shareholder will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen, and the shareholder will be prompted to submit or revise them as desired.

For Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ web site at http://www.proxyvote.com.

General Information for All Shares Voted via the Internet or by Telephone

Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 11, 2006. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Corporate Secretary at our principal executive offices, 1171 Sonora Court, Sunnyvale, California 94086, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, proposals of shareholders that are intended to be presented at our 2007 Annual Meeting of Shareholders must be received by us not later than December 29, 2006 in order to be included in the Proxy Statement and proxy relating to the 2007 Annual Meeting of Shareholders. Pursuant to our bylaws, shareholders who wish to bring matters or propose nominees for director at our 2007 Annual Meeting of Shareholders must provide specified information to us between January 13, 2007 and February 12, 2007. Shareholders are also advised to review our bylaws, which contain additional requirements with respect to advance notice shareholder proposals and director nominations.

ELECTRONIC DELIVERY OF SHAREHOLDER COMMUNICATIONS

Registered and beneficial shareholders now have the option to receive shareholder material electronically. By signing up for electronic delivery of shareholder material such as the Annual Report and Proxy Statement, shareholders will receive e-mail notification as soon as the shareholder material becomes available online without having to wait for the material to arrive in the mail. To sign up for electronic delivery of our future annual reports and proxy statements, please visit our web site at http://www.sst.com/investors/edelivery.xhtml. Shareholder enrollment will be effective until cancelled. Shareholders may call Silicon Storage Technology, Inc., or SST, Investor Relations at (408) 735-9110 for questions about electronic delivery.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as householding, potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker, or direct your written request to Investor Relations, via telephone at (408) 735-9110 or facsimile at (408) 735-9036. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

PROPOSAL 1

ELECTION OF DIRECTORS

There are six nominees for the six Board positions. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal. Each nominee listed below is currently one of our directors, all having been elected by the shareholders. It is our policy to invite nominees for directors to attend the Annual Meeting. All of our directors attended the 2005 Annual Meeting.

Shares represented by the executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve.

The candidates receiving the highest number of affirmative votes of the shares entitled to be voted will be elected to our Board of Directors. Abstentions will have no effect on the vote. The names of the nominees and certain information about them are set forth below:

Name	Age	Position
Bing Yeh	55	Chairman, President and Chief Executive Officer
Yaw Wen Hu	56	Executive Vice President and Chief Operating Officer
Tsuyoshi Taira	67	Director
Yasushi Chikagami	67	Director
Ronald Chwang	57	Director
Terry Nickerson	66	Director

Bing Yeh, one of our co-founders, has served as our President and Chief Executive Officer and has been a member of our Board of Directors since our inception in 1989. In April 2004, he was appointed Chairman of the Board of Directors. Prior to that, Mr. Yeh served as a senior research and development manager of Xicor, Inc., a nonvolatile memory semiconductor company. From 1981 to 1984, Mr. Yeh held program manager and other positions at Honeywell Inc. From 1979 to 1981, Mr. Yeh was a senior development engineer of EEPROM technology of Intel Corporation. He was a Ph.D. candidate in Applied Physics and earned an Engineer degree from Stanford University. Mr. Yeh holds a M.S. and a B.S. in Physics from National Taiwan University.

Yaw Wen Hu, Ph.D., joined us in July 1993 as Vice President, Technology Development. In August 1999, he became Vice President, Operations and Process Development. In January 2000, he was promoted to Senior Vice President, Operations and Process Development. In April 2004, he was promoted to Executive Vice President and Chief Operating Officer. Dr. Hu has been a member of our Board of Directors since September 1995. From 1990 to 1993, Dr. Hu served as deputy general manager of technology development of Vitelic Taiwan Corporation. From 1988 to 1990, he served as FAB engineering manager of Integrated Device Technology, Inc. From 1985 to 1988, he was the director of technology development at Vitelic Corporation. From 1978 to 1985, he worked as a senior staff engineer in Intel Corporation’s Technology Development Group. Dr. Hu holds a B.S. in Physics from National Taiwan University and a M.S. in Computer Engineering and a Ph.D. in Applied Physics from Stanford University.

Tsuyoshi Taira has been a member of our Board of Directors since July 1993. Since 1996, Mr. Taira has served as Chief Executive Officer of Tazan International Inc., a venture capital and management consultancy firm. From 1986 to 1993, he was President of Sanyo Semiconductor Corporation. From 1993 to 1996, Mr. Taira served as Chairman of Sanyo Semiconductor Corporation. He currently serves on the Board of Directors of several private companies. Mr. Taira received an Honorary Doctor of Humanities from Newport Asia Pacific University and holds a B.S. in Electrical Engineering from Tokyo Metropolitan University.

Yasushi Chikagami has been a member of our Board of Directors since September 1995. In 1979, he co-founded GVC Corporation in Taiwan, a modem and wireless mobile phone manufacturer, which was acquired by Lite-On IT Corporation in 1991. Mr. Chikagami currently serves on the Board of Directors of several technology companies. He has been Chairman of Arise Corporation, operating in Taiwan, since March 1992. Mr. Chikagami founded and has served as Chairman of Arise, Inc., operating in Japan, since 1999. He also serves on the Board of Directors of Everlight Chemical Industrial Corporation and Trident Microsystems, Inc as well as several private companies. Mr. Chikagami holds a B.S. in Agricultural Engineering from National Taiwan University and a M.S. in Engineering from University of Tokyo.

Ronald Chwang, Ph.D., has been a member of our Board of Directors since June 1997. Since 1997, Dr. Chwang has been the Chairman and Chief Executive Officer of iD Ventures America, a venture capital management company (formerly known as Acer Technology Ventures) under the iD SoftCapital Group. Dr. Chwang also serves on the Board of Directors of ATI Technologies, Inc, iRobot, and BenQ Corporation. From 1986 to 1997, Dr. Chwang was with various Acer entities, serving in executive positions leading business units engaged in ASIC products, computer peripherals, and enterprise server system. From 1992 to 1997, he was President and Chief Executive Officer of Acer America Corporation. Before joining the Acer entities, Dr. Chwang worked in development and management positions at Intel and Bell Northern Research in Ottawa, Canada. Dr. Chwang holds a B.Eng. (with honors) in Electrical Engineering from McGill University and a Ph.D. in Electrical Engineering from the University of Southern California.

Terry Nickerson has been a member of our Board of Directors since April 2005. From 2000 to 2005, Mr. Nickerson served as the Senior Vice President of Finance and Chief Financial Officer of ATI Technologies, Inc., a semiconductor manufacturer. From 1988 to 1990, he served as Chief Financial Officer of Northern Telecom Ltd. While with Northern Telecom, he was also President of Northern Telecom Electronics, a subsidiary responsible for Northern Telecom’s ASIC and Printed Circuit Board manufacturing. Mr. Nickerson spent over 18 years at IBM primarily in Finance and Planning roles. He was also General Manager of the IBM plant in Don Mills, Ontario, which later became Celestica Inc. While with both IBM and Northern Telecom, he served on international assignments covering Asia, Europe, and Latin America. Mr. Nickerson is also a director of Miranda Technologies and Quake Technologies. Mr. Nickerson has a B.Sc. in Metallurgy Engineering from Queen’s University and a M.B.A. from Harvard University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board of Directors consults with our counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent NASDAQ listing standards, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and SST, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that all of our directors are independent directors within the meaning of the applicable NASDAQ listing standards, except for Mr. Yeh, our President, Chief Executive Officer and Chairman of the Board, and Dr. Hu, our Executive Vice President and Chief Operating Officer.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

In April 2004, our Board of Directors documented the governance practices followed by us by adopting Corporate Governance Policies to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The policies are also intended to align the interests of directors and management with those of our shareholders. The Corporate Governance Policies set forth the practices the Board will follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Policies were adopted by the Board to, among other things, reflect changes to the NASDAQ listing standards and Securities and Exchange Commission rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Policies, as well as the charters for each committee of the Board, may be viewed at www.sst.com.

As required under NASDAQ listing standards, in fiscal 2005, our independent directors met four times in regularly scheduled executive sessions at which only independent directors were present. Dr. Chwang serves as our Lead Independent Director and presides over such executive sessions.

The following table provides membership and meeting information for fiscal 2005 for each of these Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Bing Yeh	—		—		—
Yaw Wen Hu	—		—		—
Tsuyoshi Taira	X		X	*	X
Yasushi Chikagami(1)	—		X		X
Ronald Chwang	X		X		X	*
Terry Nickerson(2)	X	*	X		X
Total meetings in 2005	5		4		2

*                    Committee Chairperson

(1)          Resigned as a member of the Audit Committee in April 2005.

(2)          Appointed to the Board of Directors, and the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee in April 2005.

Below is a description of each committee of the Board of Directors. Each committee has the authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to SST.

Audit Committee

The Audit Committee of the Board of Directors oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions:

•       evaluates the performance and assesses the qualifications of the independent registered public accounting firm;

•       determines and approves the engagement of the independent registered public accounting firm;

•       determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage new independent registered public accounting firm;

•       reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•       monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

•       confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting;

•       establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•       reviews the financial statements to be included in our Annual Report on Form 10-K; and

•       discusses with management and the independent registered public accounting firm the results of the annual audit and the results of their review of our quarterly financial statements.

Three directors currently comprise the Audit Committee: Messrs. Taira, Chwang and Nickerson. Mr. Chikagami resigned from the Audit Committee in April 2005. Mr. Nickerson was appointed to the Audit Committee in April 2005. The Audit Committee met five times during 2005.

The Board of Directors annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards). The Board of Directors has determined that Mr. Nickerson qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Nickerson’s level of knowledge and experience based on a number of factors, including his formal education and experience as Chief Financial Officer of both Northern Telecom Ltd. and ATI Technologies Inc.

Compensation Committee

The Compensation Committee of the Board of Directors:

•       reviews and approves the overall compensation strategy and policies for SST;

•       reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

•       determines the compensation and other terms of employment of our Chief Executive Officer;

•       reviews and approves the compensation and other terms of employment of the other executive officers and senior management; and

•       administers our stock option and employee stock purchase plans, bonus plans, and similar programs.

Four directors comprise the Compensation Committee: Messrs. Taira, Chikagami, Chwang and Nickerson. Mr. Nickerson was appointed to the Compensation Committee in April 2005. All members are independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). The Compensation Committee met four times during 2005.

We also have a Non-Officer Stock Award Committee that grants stock awards pursuant to the 1995 Equity Incentive Plan to employees who are not executive officers. The grants must be in accordance with guidelines adopted by the Compensation Committee. Except as approved by the Compensation Committee, the grants must not exceed 36,000 shares to any individual. This committee has one member: Mr. Yeh, who is our President and Chief Executive Officer.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors:

•       identifies, reviews and evaluates candidates to serve as directors of the Company (consistent with criteria approved by the Board);

•       reviews and evaluates incumbent directors;

•       recommends candidates to the Board for election to the Board;

•       makes recommendations to the Board regarding membership on committees of the Board;

•       assesses the performance of the Board; and

•       reviews and assesses our corporate governance principles.

Our Nominating and Corporate Governance Committee charter can be found on our corporate website at http://www.sst.com. Four directors comprise the Nominating and Corporate Governance Committee: Messrs. Taira, Chikagami, Chwang and Nickerson. Mr. Nickerson was appointed to the Nominating and Corporate Governance Committee in April 2005. All members are independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). The Nominating and Corporate Governance Committee met two times during 2005.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of SST, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our shareholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of SST and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and SST, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to SST during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Nominating and Corporate Governance Committee has not received a timely director nominee from a shareholder or shareholders holding more than 5% of our voting stock.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not. Shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 1171 Sonora Court, Sunnyvale, California 94086, attention: Nominating and Corporate Governance Committee, at least 120 days prior to the anniversary date of the mailing of the our proxy statement for the last annual meeting of shareholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating shareholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met five times during the last fiscal year. All directors attended at least 75% of the aggregate of the meetings of the Board of Directors, and all directors attended at least 75% of the aggregate of the meetings of the committees on which they served, held during the period for which they were a director or committee member, respectively, except Mr. Chikagami attended three out of the five meetings of the Board of Directors.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board of Directors or any of its directors. Shareholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to our Corporate Secretary at 1171 Sonora Court, Sunnyvale, California 94086. All communications will be compiled by our Corporate Secretary and submitted to the Board of Directors or the individual directors on a periodic basis. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.

CODE OF CONDUCT

We have adopted the Silicon Storage Technology, Inc. Code of Conduct that applies to all of our officers, directors and employees. The Code of Conduct is available on our website at http://www.sst.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any of our executive officers or directors, we will promptly disclose the nature of the amendment or waiver on our website.

PROPOSAL 2

APPROVAL OF 1995 EQUITY INCENTIVE PLAN, AS AMENDED

Our 1995 Equity Incentive Plan, or the Incentive Plan, was initially adopted by our Board of Directors, and subsequently approved by our shareholders, in October 1995 as an amendment and restatement of our 1990 Stock Option Plan. On April 26, 2006, our Board of Directors adopted an amendment of the Incentive Plan, subject to shareholder approval.

Currently, the Incentive Plan provides that no option or award to purchase restricted stock may be granted under the Incentive Plan to any person who, at the time of the grant, owns, or is deemed to own stock possessing more than 10% of the total combined voting power of our stock or the stock of any of our affiliates, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least 100% of the fair market value of such stock on the date of grant.

Upon approval of this Proposal 2, no incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns, or is deemed to own stock possessing more than 10% of the total combined voting power of our stock or the stock of any of our affiliates, a “ten percent shareholder,” unless the option exercise price is at least 110% of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the incentive stock option does not exceed five years from the date of grant. However, nonstatutory stock options may be granted to ten percent shareholders with an exercise price set by the Board and may have a maximum term of ten years. In addition, restricted stock purchase awards may be granted to ten percent shareholders with a purchase price that is at least 85% of the fair market value of such stock on the date of grant.

As of March 31, 2006, options to purchase a total of 11,480,539 shares, net of cancelled or expired options, were outstanding under the Incentive Plan. In addition, options to purchase 3,284,531 shares, plus any shares that might in the future be returned to the plan as a result of cancellations or expiration of options, remained available for future grant under the Incentive Plan. During fiscal 2005, under the Incentive Plan, we granted to all current officers as a group, options to purchase 185,000 shares at exercise prices of $4.35 to $5.02 per share, and granted to all employees, excluding officers, as a group, options to purchase 2,283,654 shares at exercise prices of $2.62 to $5.51 per share. See “Compensation—Stock Option Grants and Exercises” for further information on option grants to officers.

The new plan benefits or amounts that will be received by or allocated to our current executive officers, directors and employees is indeterminable at this time.

The proposed amendments to the Incentive Plan are designed to conform the Incentive Plan to the current provisions of the Internal Revenue Code of 1986, as amended. As of April 1, 2006, Bing Yeh, our President and Chief Executive Officer, is the only person who is eligible for grants under the Incentive Plan who also is deemed to beneficially own greater than 10% of our Common Stock.

See the section below entitled “Stock Option Grants and Exercises—Equity Compensation Plan Information” for certain information with respect to all of our equity compensation plans in effect as of December 31, 2005.

Shareholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum, will be required to approve the Incentive Plan, as amended. For purposes of this vote, abstentions will have the same effect as a negative vote. Broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

The essential features of the Incentive Plan are outlined below:

General

The Incentive Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to consultants, employees, officers and employee directors. To date only incentive stock options and nonstatutory stock options have been awarded under the Incentive Plan. Incentive stock options granted under the Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of the various awards included in the Incentive Plan.

Purpose

The Incentive Plan was adopted to provide a means by which employees of, and consultants to, us and our affiliates could be given an opportunity to receive our stock, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success. All of our employees as of March 31, 2006 and our consultants are eligible to participate in the Incentive Plan.

Administration

The Incentive Plan is administered by our Board of Directors. The Board has the power to construe and interpret the Incentive Plan, subject to the provisions of the Incentive Plan:

•       to determine the persons to whom and the dates on which awards will be granted;

•       what type of award will be granted, the number of shares to be subject to each award;

•       the time or times during the term of each award within which all or a portion of such award may be exercised;

•       the exercise price;

•       the type of consideration; and

•       other terms of the award.

The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Board may also delegate to a committee of one or more members of the Board the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended. The Board has delegated the granting of stock options to our officers to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the “Board” refers to the Compensation Committee as well as to the Board of Directors itself. The Board has also delegated to the Non-Officer Stock Option Committee to administer the issuance of options to non-officer employees where the number of options does not exceed 36,000 shares per occurrence.

Eligibility

Incentive stock options may be granted under the Incentive Plan only to our employees, including our officers and employees of our affiliates. Consultants and employees, including our officers, are eligible to receive awards other than incentive stock options under the Incentive Plan. Directors who are not salaried employees of, or consultants to, us or to any affiliate are not eligible to participate in the Incentive Plan.

Prior to the approval of this Proposal 2, no option may be granted under the Incentive Plan to any person who, at the time of the grant, owns, or is deemed to own stock possessing more than 10% of the total combined voting power of our stock or the stock of any of our affiliates, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least 100% of the fair market value of such stock on the date of grant. Upon approval of this Proposal 2, no incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns, or is deemed to own stock possessing more than 10% of the total combined voting power of our stock or the stock of any of our affiliates, a “ten percent shareholder,” unless the option exercise price is at least 110% of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the incentive stock option does not exceed five years from the date of grant. However, nonstatutory stock options may be granted to ten percent shareholders with an exercise price set by the Board and may have a maximum term of ten years. In addition, restricted stock purchase awards may be granted to ten percent shareholders with a purchase price that is at least 85% of the fair market value of such stock on the date of grant.

For incentive stock options granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year, under all of our and our affiliates’ such plans may not exceed $100,000.

Shares Subject to the Incentive Plan

An aggregate of 31,750,000 shares of our Common Stock is reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the Incentive Plan.

Terms of Options

The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment.   The exercise price of incentive stock options under the Incentive Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases, may not be less than 110% of such fair market value. The exercise price of nonstatutory options may be less than 100% of the fair market value of the stock on the date of grant and shall be determined by the Board. For additional information see the section above entitled “Eligibility.”

In the event of a decline in the value of our Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. We last provided that opportunity to employees in April 1997. To the extent required by Section 162(m), an option re-priced under the Incentive Plan is deemed to be cancelled and a new option granted. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering other shares of Common Stock as payment of the exercise price.

The exercise price of options granted under the Incentive Plan must be paid either:

•       in cash at the time the option is exercised;

•       at the discretion of the Board, by delivery of other shares of our Common Stock, or pursuant to a deferred payment arrangement; or

•       in any other form of legal consideration acceptable to the Board.

Option Exercise.   Options granted under the Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest at the rate of 25% on the first anniversary of the grant and 1/48th per month (25% per year) thereafter during the optionee’s employment or service as a consultant (hire-on grants and promotion grants) or monthly over a twelve month period (performance grants and stock replenishment grants). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised, and certain other events such as a change in our ownership may accelerate the vesting of options. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows us to repurchase shares not yet vested at their exercise price should the optionee leave our employ before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned shares of our stock or by a combination of these means.

Term.   The maximum term of options under the Incentive Plan is ten years, except that in certain cases the maximum term is five years. Options under the Incentive Plan terminate three months after the optionee ceases to be an employee, director or consultant of ours or any of our affiliates, unless:

•       the termination of employment as an employee, director or consultant is due to such person’s permanent and total disability, as defined in the Code, in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination;

•       the optionee dies while an employee, director or consultant of ours or any of our affiliates, or within three months after termination of such employment as an employee, director, or consultant, in which case the option may, but need not, provide that it may be exercised, to the extent the option was exercisable at the time of the optionee’s death, within eighteen months of the optionee’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or

•       the option by its terms specifically provides otherwise.

Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting or director relationship. The option term also may be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

Terms of Stock Bonuses and Purchases of Restricted Stock

Purchase Price; Payment.   The purchase price under each stock purchase agreement will be determined by the Board, but the purchase price may not be less than 85% of the fair market value of our Common Stock on the date of purchase. The purchase price of stock pursuant to a stock purchase agreement must be paid either:

•       in cash at the time of purchase;

•       at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or

•       in any other form of legal consideration that may be acceptable to the Board in its discretion.

Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to us or for our benefit.

Repurchase.   Shares of Common Stock sold or awarded under the Incentive Plan may, but need not, be subject to a repurchase option in favor of us in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to us or one of our affiliates, we may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between us and such person.

Stock Appreciation Rights

The Board may grant stock appreciation rights to our and our affiliates’ employees, directors or consultants. The Incentive Plan authorizes three types of stock appreciation rights.

Tandem Stock Appreciation Rights.   Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash. Tandem stock appreciation rights tied to incentive stock options may be granted to employees only.

Concurrent Stock Appreciation Rights.   Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash. Concurrent stock appreciation rights tied to incentive stock options may be granted to employees only.

Independent Stock Appreciation Rights.   Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board’s discretion, be made in cash, in shares of Common Stock or a combination thereof.

Repricing.   In the event of a decline in the value of our Common Stock, the Board has the authority to offer participants the opportunity to replace outstanding higher priced stock appreciation rights with new lower priced stock appreciation rights. To the extent required by Section 162(m) of the Code, a repriced stock appreciation rights is deemed to be canceled and a new stock appreciation rights granted. Both the stock appreciation rights deemed to be canceled and the new stock appreciation rights deemed to be granted will be counted against the Section 162(m) limitation.

Adjustment Provisions

If there is any change in the stock subject to the Incentive Plan or subject to any award granted under the Incentive Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise, the Incentive Plan and awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding awards.

Effect of Certain Corporate Events

The Incentive Plan provides that, in the event of our dissolution or liquidation, a specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive plan, or such outstanding awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to awards held by persons then performing services as employees, directors, or consultants, the time during which such awards may be exercised will be accelerated and the awards terminated if not exercised during such time. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Duration, Amendment and Termination

The Board may suspend or terminate the Incentive Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on April 12, 2009.

The Board also may amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by our shareholders within twelve months before or after its adoption by the Board if the amendment would:

•       modify the requirements as to eligibility for participation, to the extent such modification requires shareholder approval in order for the Incentive Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 or the Securities Exchange Act of 1934;

•       increase the number of shares reserved for issuance upon exercise of options; or

•       change any other provision of the Incentive Plan in any other way if such modification requires shareholder approval in order to satisfy the requirements of Section 422 of the Code or any Nasdaq National Market listing requirements.

The Board may submit any other amendment to the Incentive Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Restrictions on Transfer

Under the Incentive Plan, an incentive stock option may not be transferred by the optionee other than by will or by the laws of descent and distribution and, during the lifetime of an optionee, an option may be exercised only by the optionee. A nonstatutory stock option or an independent stock appreciation right may not be transferred except by will or by the laws of descent and distribution or pursuant to a “qualified domestic relations order.” In any case, an optionee may designate in writing a third party who may exercise the option in the event of the optionee’s death. No rights under a stock bonus or restricted stock purchase agreement are transferable except where required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement. A tandem stock appreciation right or concurrent stock appreciation right may be transferred only by the methods applicable to the underlying option. In addition, any shares subject to repurchase by us under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

Federal Income Tax Information

Incentive Stock Options.   Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the optionee or to us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may subject the optionee to an alternative minimum tax liability.

If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date the option is exercised for those shares, any gain or loss on a disposition of such stock, a “qualifying disposition,” will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction. Generally, if the optionee disposes of the stock before the expiration of either of those holding periods, a “disqualifying disposition,” then at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (1) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (2) the optionee’s actual gain, if any, on the purchase and sale. The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, we generally will be entitled, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options.   There are no tax consequences to the optionee or to us by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, we generally will be entitled to an income tax deduction equal to the taxable ordinary income recognized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain vesting restrictions.

Restricted Stock and Stock Bonuses.   Restricted stock and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to an income tax deduction equal to the taxable ordinary income recognized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition, or vesting, of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights.   No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares, or cash in lieu of shares, received is recognized as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, we will be entitled to an income tax deduction equal to the taxable ordinary income recognized by the recipient.

Potential Limitation on Company Deductions.   Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that non-performance-based compensation paid to such a covered employee exceeds $1 million. It is possible that compensation attributable to awards under the Incentive Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year in which case we would not be entitled to a deduction for the excess amount.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006, and the Board of Directors has directed that management submit the selection of independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and that of our shareholders.

PricewaterhouseCoopers LLP fees for the fiscal years ended December 31, 2004 and 2005 are as follows:

	2004	2005
Audit fees	$1,989,000	$1,520,000
Audit-related fees	$—	$—
Tax fees	$59,000	$188,000
All other fees	$—	$1,000
Total.	$2,048,000	$1,709,000

Audit Fees:   This category includes fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q, services provided in connection with the annual audit of SST’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdictions.

Audit-Related Fees:   This category consists of assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

Tax Fees:   This category consists of professional services rendered by PricewaterhouseCoopers LLP for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees:   This category consists of fees for advice on compliance with certain foreign investment rules.

All of the fees for 2004 and 2005 described above were pre-approved by the Audit Committee. The Audit Committee has determined the rendering of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting, which shares voting affirmatively also constitute at least a majority of the required quorum, at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. For purposes of this vote, abstentions will have the same effect as a negative vote. Broker non-votes will not be counted for any purpose in determining whether this matter has been ratified.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee pre-approves all audit and non-audit services and has delegated authority to pre-approve all audit and permissible non-audit services provided by PricewaterhouseCoopers LLP to Mr. Nickerson,. Mr. Nickerson is required to inform the Audit Committee of such pre-approved services at the next meeting of the Audit Committee following such pre-approval. PricewaterhouseCoopers LLP is required to periodically report to the Audit Committee regarding the extent of the services provided by PricewaterhouseCoopers LLP in accordance with this pre-approval, and the fees for the services performed to date.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of April 1, 2006 by:

•       each of the officers listed in the Summary Compensation Table;

•       each director; and

•       all of our officers and directors as a group.

As of April 1, 2006, other than Bing Yeh, our President and Chief Executive Officer, we are not aware of any other beneficial owners of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 1, 2006. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Percentage of ownership is based on 103,153,311 shares of common stock outstanding on April 1, 2006. Unless otherwise indicated, the address of each of the individuals named below is: c/o Silicon Storage Technology, Inc., 1171 Sonora Court, Sunnyvale, California 94086.

	Beneficial Ownership
Name	Shares Issuable Pursuant to Options Exercisable Within 60 Days of April 1, 2005	Number of Shares (Including Number Shown in First Column)	Percentage of Total
Officers and Directors
Bing Yeh(1)	83,021	10,791,021	10.5%
Yaw Wen Hu	401,894	1,257,872	1.2%
Michael Briner(2)	240,607	877,941	*
Derek Best	127,621	131,058	*
Chen Tsai	203,875	299,498	*
Tsuyoshi Taira	122,570	122,570	*
Yasushi Chikagami	84,000	84,000	*
Ronald Chwang	66,000	227,613	*
Terry Nickerson	12,762	12,762	*
All officers and directors as a group (12 persons)	1,441,111	14,136,609	13.7%

*                    Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)          Includes (1) 3,038,163 shares held by the Yeh Family Trust U/D/T dated August 14, 1995, of which Mr. Yeh and his wife are trustees, (2) 7,579,837 shares held by Golden Eagle Capital L.P. of which Mr. Yeh and his wife are general partners and (3) 90,000 shares held in an IRA account in the name of Bing Yeh. Mr. Yeh disclaims beneficial ownership of the shares held by Golden Eagle Capital L.P. except to the extent of his pecuniary interest therein.

(2)          Includes 24,000 shares and 14,000 shares held by Tammy Briner, custodian of Jeffrey Daniel Briner and Katherine M. Briner under the Uniform TRFS to Minors Act/CA, respectively.

COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the

SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of such reports furnished to us, during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to our officers and directors were complied with.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS(1)

The Audit Committee oversees SST’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of SST’s accounting functions and internal controls. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements contained in the 2005 Annual Report on Form 10-K with SST’s management.

The Audit Committee met with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, and reviewed and discussed the audited financial statements and other issues deemed significant by the independent registered public accounting firm, including those required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended. In addition, the Audit Committee discussed with the independent registered public accounting firm their independence from management and SST, including the matters in the written disclosures required by the Independence Standards Board Standard and considered the compatibility of any non-audit services with the registered public accounting firm’ independence. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of SST’s internal controls and the overall quality of SST’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee has selected, subject to shareholder ratification, PricewaterhouseCoopers LLP as SST’s independent registered public accounting firm for the year ending December 31, 2006.

Audit Committee
Terry Nickerson (Chairman)
Ronald Chwang
Tsuyoshi Taira

(1)          Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

COMPENSATION

COMPENSATION OF DIRECTORS

In April 2005, our Board, upon recommendation of the Compensation Committee of the Board, approved the Non-Employee Director Cash Retainer Program, or the Director Retainer Program. Pursuant to the Director Retainer Program, our non-employee directors are entitled to receive between $20,000 and $30,000 annually and $800 and $1,500 per meeting, based on their position on the Board, in connection with their attendance of board and committee meetings. In addition, they are reimbursed for certain travel-related expenses in connection with attendance at Board and committee meetings in accordance with our policy. Members of our board who are also employees of SST do not receive any cash compensation for their services as members of our Board.

Each of our non-employee directors receives stock option grants under our 1995 Non-Employee Directors’ Stock Option Plan, or the Directors’ Plan. In April 2005, our Board amended the Directors’ Plan. Pursuant to the Directors’ Plan, upon each non-employee director’s initial election or appointment to the Board, such new non-employee director receives an initial stock option grant for 45,000 shares of common stock. Pursuant to the Directors’ Plan, as amended, each such initial stock option grant will vest as to 25% of the shares subject to the grant on the yearly anniversary of the grant date. Previously, each such initial stock option was fully vested and exercisable upon grant. In addition, pursuant to the Directors’ Plan, as amended, each non-employee director will receive a fully vested annual stock option grant for 12,000 shares of common stock. Previously, each non-employee director received a fully vested annual stock option grant for 18,000 shares of common stock. During 2005, we granted options under the Directors’ Plan covering 12,000 shares to each of Messrs. Taira, Chikagami and Chwang at an exercise price of $3.39 per share based on the closing sale price reported on the NASDAQ National Market on the date of grant. In April 2005, in connection with his appointment to the Board of Directors, Mr. Nickerson was granted an option under the Director’s Plan covering 45,000 shares at an exercise price of $3.07 per share based on the closing sale price reported on the NASDAQ National Market on the date of grant. In June 2005, Mr. Nickerson was granted an option covering 1,512 shares at an exercise price of $3.39 per share based on the closing sale price reported on the NASDAQ National Market on the date of grant.

COMPENSATION OF OFFICERS

Summary of Compensation

The following table shows for the fiscal years ended December 31, 2005, 2004 and 2003, compensation awarded or paid to, or earned by our Chief Executive Officer and our four other most highly compensated officers at December 31, 2005. Amounts under the column “All Other Compensation” include matching contributions to 401(k) plans, patent awards, and amounts paid by us on behalf of the officers for supplemental life insurance.

Summary Compensation Table

					Long Term Compensation Awards
		Annual Compensation			Securities Underlying Stock	All Other
Name and Principal Position	Year	Salary	Bonus		Options	Compensation
Bing Yeh	2005	$450,000	$—		15,000	$5,134
President and Chief Executive	2004	$440,450	$56,852		45,000	$4,564
Officer	2003	$392,700	$—		30,000	$19,566
Yaw Wen Hu(1)	2005	$330,000	$—		30,000	$4,899
Executive Vice President	2004	$322,760	$36,579		83,512	$4,111
Chief Operating Officer	2003	$286,560	$—		11,485	$4,513
Michael Briner	2005	$270,883	$—		50,000	$3,745
Senior Vice President, Application	2004	$267,733	$26,400		19,514	$4,567
Specific Product Group	2003	$251,984	$—		10,196	$2,268
Derek Best	2005	$267,202	$—		25,000	$2,455
Senior Vice President, Sales and	2004	$263,925	$26,166		19,514	$3,102
Marketing	2003	$248,400	$604,900	(2)	10,079	$1,867
Chen Tsai(3)	2005	$260,000	$—		25,000	$2,357
Senior Vice President,	2004	$239,583	$24,957		40,465	$2,626
Worldwide Backend Operations	2003	$210,000	$—		9,042	$1,138

(1)          Dr. Hu was promoted to Executive Vice President and Chief Operating Officer in April 2004.

(2)          During 2002, Mr. Best earned a cash bonus of $604,900 in recognition of his responsibilities and services during the year. The bonus was paid in January 2003.

(3)          Mr. Tsai was promoted to Senior Vice President, Worldwide Backend Operations, in October 2004.

STOCK OPTION GRANTS AND EXERCISES

The following tables show for the fiscal year ended December 31, 2005, information regarding options granted to, exercised by, and held at year end by the officers listed in the Summary Compensation Table above.

2005 Stock Option Grants

The exercise price of each option was equal to the fair market value of our common stock on the date of grant. Mr. Yeh’s option was equal to 110% of the fair market value of our common stock on the date of grant. The exercise price may be paid in cash, in shares of our common stock valued at fair value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

The potential realizable value is calculated based on the term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by:

•       multiplying the number of shares of common stock subject to a given option by 100% of the fair market value of our common stock on the date of grant;

•       assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the options; and

•       subtracting from that result the aggregate option exercise price.

The shares listed in the following table under “Number of Securities Underlying Option Granted” are subject to vesting. Each of the stock options listed in the table, except for Mr. Yeh’s option, vests monthly over a one-year period beginning approximately two to four years from the date of grant. Mr. Yeh’s option vests over a four-year period, 25% after one year and 2.083% per month thereafter. Each of the options has a ten-year term, except for Mr. Yeh’s option which has a five-year term, subject to earlier termination if the optionee’s service with us ceases. Under certain circumstances following a change of control, the vesting of such option grants may accelerate and become immediately exercisable.

Percentages shown under “Percent of Total Options Granted in 2005” are based on 2,506,654 options granted to our employees and directors during 2005.

Individual Grants

	Number of Securities Underlying		Percent of Total Options			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Options Granted		Granted in 2005	Exercise Price	Expiration Date	5%	10%
Bing Yeh	15,000	(1)	0.60%	$5.36	02/14/2010	$12,877	$37,293
Yaw Wen Hu	30,000	(2)	1.20%	$5.02	10/11/2015	$94,712	$240,018
Michael Briner	20,000	(3)	0.80%	$5.02	10/11/2015	$63,141	$160,012
	30,000	(4)	1.20%	$4.35	07/18/2015	$82,081	$207,983
Derek Best	25,000	(5)	1.00%	$5.02	10/11/2015	$78,926	$200,015
Chen Tsai	25,000	(6)	1.00%	$5.02	10/11/2015	$78,926	$200,015

(1)          Options vest as to 25% of the shares on February 14, 2006 and 2.083% per month thereafter for three years.

(2)          15,000 options vest as to 25% of the shares on October 11, 2006 and 2.083% per month thereafter for three years. 15,000 options vest monthly over a one-year period beginning on October 16, 2007.

(3)          10,000 options vest as to 25% of the shares on October 11, 2006 and 2.083% per month thereafter for three years. 10,000 options vest monthly over a one-year period beginning on November 23, 2007.

(4)          Options vest as to 25% of the shares on July 18, 2006 and 2.083% per month thereafter for three years.

(5)          12,500 options vest as to 25% of the shares on October 11, 2006 and 2.083% per month thereafter for three years. 12,500 options vest monthly over a one-year period beginning on June 2, 2008.

(6)          12,500 options vest as to 25% of the shares on October 11, 2006 and 2.083% per month thereafter for three years. 12,500 options vest monthly over a one-year period beginning on February 18, 2008.

Aggregate Option Exercises in
2005 and December 31, 2005 Option Values

Amounts shown under the column “Value Realized” are based on the closing sales price of our common stock on the date of exercise as reported on the NASDAQ National Market less the exercise price. Amounts shown under the column “Value of Unexercised In-the-Money Options at December 31, 2005” are based on the closing price of our common stock on December 30, 2005, of $5.07, as reported on the NASDAQ National Market, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for these shares.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2005 Exercisable / Unexercisable	Value of Unexercised In The-Money Options at December 31, 2005 Exercisable / Unexercisable
Bing Yeh	—	—	115,416 / 49,584	$22,356 / $8,304
Yaw Wen Hu	—	—	390,258 / 92,685	$610,877 / $1,500
Michael Briner	—	—	235,880 / 74,248	$509,150 / $22,600
Derek Best	12,793	18,102	122,587 / 55,801	$6,364 / $8,408
Chen Tsai	—	—	196,395 / 66,036	$268,213 / $3,421

Equity Compensation Plan Information

SST has three stockholder approved equity compensation plans: the 1995 Equity Incentive Plan, 1995 Non-Employee Directors’ Plan and 1995 Employee Stock Purchase Plan. The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2005:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	11,687,496	$7.33	(2)	4,284,416
Equity compensation plans not approved by security holders	—	—		—
Total	11,687,496	$7.33		4,284,416

(1)          The plans included in this row include our 1995 Equity Incentive Plan, 1995 Non-Employee Directors’ Plan and 1995 Employee Stock Purchase Plan.

(2)          Represents the weighted average exercise price of outstanding stock options only.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON COMPENSATION(1)

Our officer compensation program is administered by the Compensation Committee of the Board of Directors which is composed of Messrs. Taira, Chikagami, Chwang and Nickerson.

Our officer compensation program is designed to retain and reward officers who are responsible for leading us in achieving our business objectives. The compensation of our chief executive officer and other executive officers is established by the Compensation Committee.

COMPENSATION PHILOSOPHY

The objectives of our compensation program are to:

•       align compensation with our business objectives and individual performance;

•       motivate and reward high levels of performance;

•       recognize and reward the achievement of team and individual goals; and

•       enable us to attract, retain and reward officers who contribute to our long-term success.

Our officer compensation philosophy is to tie a significant portion of our compensation to our performance and attainment of team and individual goals and objectives by our officers and is based on the following:

•       The Compensation Committee regularly compares our officer compensation practices with those of other companies in the semiconductor industry and other technology-related industries and sets our compensation guidelines based on this review. Our base annual salaries for our officers are generally in the low to mid-range of those paid to officers of companies with comparable revenue targets in high technology industries. The Compensation Committee seeks, however, to provide our officers with opportunities for higher compensation through profit sharing and stock options which, when we are profitable, places total compensation in the mid to upper-range of comparable companies.

•       The Compensation Committee believes that an officer compensation program that ties profit sharing awards to performance and achievement of our stated goals serves both as an influential motivator to its officers and as an effective instrument for aligning their interests with those of our shareholders.

•       The Compensation Committee also believes that a substantial portion of the compensation of our officers should be linked to the success of our stock in the marketplace. The linkage is achieved through our stock option program, which also serves to more fully align the interests of management with those of our shareholders.

(1)          Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

IMPLEMENTATION OF COMPENSATION PROGRAM

Annual compensation for our officers consists of four principal elements: salary, cash bonus, profit sharing and stock options.

The Compensation Committee sets the base annual salary and levels of compensation for officers by reviewing compensation for comparable positions in the market and the historical compensation levels of our officers. Currently, the base annual salaries of our officers are at levels which the Compensation Committee believes are generally in the low to mid-range of those of officers of companies with which we compare ourselves. The Compensation Committee members participate in the deliberations of the annual salaries for all officers. Increases in annual salaries are based on a review and evaluation of officer salary levels and the demonstrated capabilities of the officers in managing the key aspects of a fabless semiconductor company, including:

•       corporate partnering, patent strategy and technology collaborations;

•       research and development;

•       market development and market penetration;

•       financial matters, including attracting capital and financial planning; and

•       human resources.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

As discussed below, Mr. Yeh is eligible to participate in the same officer compensation plans available to our other officers. The non-employee members of the Compensation Committee set Mr. Yeh’s total annual compensation, including compensation derived from our profit sharing program, at a level it believes is appropriate in comparison with other chief executive officers at mid-sized companies in technology-related industries with comparable revenue targets.

Mr. Yeh earned $450,000 in 2005 as base salary. Effective January 1, 2006, his salary was increased to $475,000 annually. In addition, a performance based incentive plan has been approved for Mr. Yeh targeted at 50% of Mr. Yeh’s base pay with the potential to achieve 100% of base pay, and conditioned upon Mr. Yeh achieving performance objectives to be established by the Compensation Committee. The Compensation Committee is in the process of finalizing the criteria pursuant to the performance based incentive plan and will be based on the achievement by SST of financial and operating metrics as well as individual objectives. In determining Mr. Yeh’s salary, the Compensation Committee reviewed various factors, including Mr. Yeh’s contribution with respect to the increase in product shipments, the introduction of new products, the advancement of market development and diversification of market penetration, the continued development of corporate partnership strategy, and the refinement of overall strategic direction. No profit sharing was earned by Mr.Yeh during 2005 due to the operating loss for the year. During 2005, Mr. Yeh was granted an option to purchase 15,000 shares of our common stock at an exercise price of $5.36, based on 110% of the closing price of our common stock as reported on the NASDAQ National Market on the date of grant. The option was granted in recognition of Mr. Yeh’s performance and was intended to provide him with a continuing incentive to remain with SST and contribute to our success.

PROFIT SHARING AND CASH BONUS

During 2005, profit sharing was calculated for all employees, including officers but excluding employees in the sales department, twice using two pre-determined profit sharing-based formulas. The first formula allocates 10% of our operating profit to a profit sharing pool provided that we have met our twin profitability goals of both pre-tax profits and operating profits in excess of 10% of revenues. In January 2006, the plan was amended to allocate an escalating amount to a profit sharing pool on operating profits, excluding stock option charges, in excess of 5% of revenues, capped at a 10% allocation for operating profits of 10% or more or revenues. If pre-tax profits or operating profits are less than 5% of revenues, no allocation is made to profit sharing. The first formula is also reduced by a quality adjustment, which is calculated based on the percentage difference between gross product revenues and net product revenues, and then multiplied by five. The profit sharing pool to be distributed is reduced by this percentage. The second formula apportions some of the profit sharing pool, if any, to each employee based on the employee’s length of employment, level of performance and base salary and the individual employee’s compliance with our Management by Objective, or MBO, method to help employees with planning their work. An individual’s profit sharing is subject to a 20% reduction if such employee fails to post his or her MBOs on our intranet by a specified time. Level of performance is a numerical value assigned in performance reviews independently of the profit sharing program. We currently calculate bonuses based on our financial performance in the periods January 1 through June 30 and July 1 through December 31. During 2005, a separate bonus plan was used for employees in the sales department, which is based on the achievement of pre-determined sales quotas and product design wins which generate minimum revenue thresholds. The sales bonus portion that relates to sales quotas is also subject to quality adjustment in the manner described above. The Senior Vice President of Sales & Marketing participates in our overall profit sharing plan but not in the sales bonus plan.

As we did not achieve the profitability requirements of the profit sharing plan for the periods January 1, 2005 through June 30, 2005 and July 1, 2005 through December 31, 2005, none of our officers, or any other employee, were eligible for profit sharing in 2005.

STOCK AWARDS

Total compensation at the officer level also includes long-term incentives offered by stock awards under the 1995 Equity Incentive Plan. Stock awards are designed to align the long-term interests of our employees with those of our shareholders and to assist in the retention of employees. The size of an individual stock award is generally intended to reflect the employee’s position with, and his or her importance to us, and past and future anticipated contributions to our business, and how many years of future service for which the employee has non-vested options. It has been our practice to fix the exercise price of stock option grants at 100% of the fair market value per share on the date of grant. Options are generally subject to vesting over a four or five year period in order to encourage key employees to continue in our employ. As required under our 1995 Equity Incentive Plan, the exercise price of stock option grants for officers who own more than 10% of the shares of our outstanding stock is set at 110% of the fair market value on the date of grant.

The Compensation Committee administers the 1995 Equity Incentive Plan for our officers. The Board of Directors has delegated to the Non-Officers Stock Option Committee the administration of the 1995 Equity Incentive Plan for all of our other employees for option grants of not more than 36,000 shares per option grant. In January 1997, a stock replenishment program was approved by the Board of Directors whereby options may be granted on a smaller and more frequent basis to both our officers and employees in order to ensure that each eligible employee possesses non-vested options for four years of future service. We have granted, and intend to continue to grant, options to our officers on a routine basis as part of this stock replenishment program.

FEDERAL TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code, or the Code, limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of Section 162(m).

The Compensation Committee believes that, at the present time, it is quite unlikely that the compensation paid that may be subject to the deduction limit will exceed $1 million in a taxable year for any such executive whether or not the compensation qualifies as performance-based compensation. Therefore, the Compensation Committee has not established as a priority designing executive compensation packages specifically intended to avoid the Section 162(m) limitations. The Compensation Committee intends to continue to evaluate the effects of the statute and any applicable Treasury regulations and to grant compensation awards in the future in a manner consistent with SST’s best interests.

Compensation Committee

Tsuyoshi Taira

Yasushi Chikagami

Ronald Chwang

Terry Nickerson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

During 2005, the Compensation Committee of the Board of Directors was composed of Messrs. Taira, Chikagami, Chwang and Nickerson. Terry Nickerson was appointed to the Compensation Committee in April 2005.

No current member of the Compensation Committee and none of our officers serve as a member of a compensation committee of any entity that has one or more officers serving as a member of our Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON

The following chart shows the total shareholder return of an investment of $100 in cash on December 31, 2000 for:

•       our common stock;

•       the NASDAQ Stock Market (U.S.) Index;

•       the RDG Semiconductor Composite.

All values assume reinvestment of the full amount of all dividends and are calculated as of December 31, 2000, 2001, 2002, 2003, 2004 and 2005. We have never paid a cash dividend.

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05
SILICON STORAGE TECHNOLOGY, INC.	100.00	81.18	34.02	92.63	50.11	42.69
NASDAQ STOCK MARKET (U.S.)	100.00	79.57	56.48	84.08	91.61	93.72
RDG SEMICONDUCTOR COMPOSITE	100.00	114.47	53.83	89.63	77.31	94.55

This section is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation of language in any such filings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

BUSINESS RELATIONSHIPS

Mr. Yeh is a member of the board of directors of Silicon Technology Co., Ltd, or Silicon Technology, one of our customers. As of December 31, 2005, we owned a 9% interest in Silicon Technology. In 2005, Silicon Technology accounted for $3.7 million, or 0.9%, of our net product revenues.

Mr. Yeh is a member of the board of directors of Apacer Technology, Inc. or Apacer, one of our customers. As of December 31, 2005, we owned a 10% interest in Apacer. In 2005, Apacer accounted for $2.2 million, or 0.6%, of our net product revenues.

Mr. Yeh is a member of the board of directors of Professional Computer Technology Limited, or PCT, a Taiwanese public company. PCT and its wholly-owned subsidiary Silicon Professional Alliance Corporation, or SPAC, are two of our manufacturers’ representatives. As of December 31, 2005, we owned a 12% interest in PCT. PCT has a separate company and wholly-owned subsidiary, Silicon Professional Technology Ltd., or SPT, which provides forecasting, planning, warehousing, delivery, billing, collection and other logistic functions for us in Taiwan, China and other Southeast Asia countries. In 2005, PCT and its subsidiaries SPT and SPAC together accounted for $230.7 million, or 58.5%, of our net product revenues. At December 31, 2005, we had net accounts receivable from SPT of $53.8 million.

Mr. Yeh is a member of the board of directors of Powertech Technology, Inc., or PTI, a Taiwanese public company. PTI is one of our vendors. As of December 31, 2005, we owned a 2% interest in PTI. Our purchases from PTI are made pursuant to purchase orders at prevailing market prices. At December 31, 2005, we had net accounts payable to PTI of $5.9 million.

Mr. Yeh is a member of the board of directors of Grace Semiconductor Manufacturing Corporation, or GSMC. Shanghai Grace Semiconductor Manufacturing Corporation, or Grace, is a wholly-owned subsidiary of GSMC. Grace is one of our vendors. As of December 31, 2005, we owned a 10% interest in GSMC. Our purchases from Grace are made pursuant to purchase orders at prevailing market prices. At December 31, 2005, we had net accounts payable to Grace of $4.9 million.

Mr. Yeh’s brother is the General Manager of SST International Macao Commercial Offshore Co. Ltd, our processing center. In 2005, he was paid $59,000 in compensation and was granted an option to purchase 2,287 shares of common stock at an exercise price of $4.90 per share.

INDEMNITY AGREEMENTS

We have entered into indemnity agreements with each of our executive officers and directors which provide, among other things, that we will indemnify these persons, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or agent, and otherwise to the full extent permitted under California law and our bylaws.

As a matter of policy, all transactions between us and any of our officers, directors or principal shareholders will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties and will be in connection with our bona fide business purposes.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

JACK K. LAI
Vice President of Administration, Corporate Development and Secretary

April 28, 2006

Our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2005 is available without charge upon written request to: Corporate Secretary, Silicon Storage Technology, Inc., 1171 Sonora Court, Sunnyvale, California 94086.

SILICON STORAGE TECHNOLOGY, INC.

1995 EQUITY INCENTIVE PLAN

Adopted on October 3, 1995

Approved by the Shareholders November 1995

Amended by the Board of Directors June 1998 and

Approved by the Shareholders July 1998

Amended by the Board of Directors April 1999 and

Approved by the Shareholders July 1999

Amended by the Board of Directors April 2000 and

Approved by the Shareholders June 2000

Amended by the Board of Directors April 2001

Approved by the Shareholders June 2001

Amended by the Board of Directors April 2002

Approved by the Shareholders June 2002

Amended by the Board of Directors April 2003

Approved by the Shareholders June 2003

Amended by the Board of Directors April 2006

Approved by the Shareholders      2006

Introduction

This Silicon Storage Technology, Inc. 1995 Equity Incentive Plan is an amendment and restatement of the Silicon Storage Technology, Inc. 1990 Stock Option Plan as amended June 1998 and April 1999. Shares reserved for issuance under the 1990 Stock Option Plan shall hereafter be reserved for issuance, and issued, under the terms of this 1995 Equity Incentive Plan, as amended and restated in the form below.

1. Purposes.

(a) The purpose of the Plan is to provide a means by which selected Employees and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

(b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. Definitions.

(a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e) “Company” means Silicon Storage Technology, Inc., a California corporation.

(f) “Concurrent Stock Appreciation Right” or “Concurrent Right” means a right granted pursuant to subsection 8(b)(2) of the Plan.

(g) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(h) “Continuous Status as an Employee, Director or Consultant” means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

(i) “Director” means a member of the Board.

(j) “Disinterested Person” means a Director: who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Affiliate entitling the participants therein to acquire equity securities of the Company or any Affiliate except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a “disinterested person” in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

(k) “Employee” means any person employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

(1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

(n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Independent Stock Appreciation Right” or “Independent Right” means a right granted pursuant to subsection 8(b)(3) of the Plan.

(p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) “Option” means a stock option granted pursuant to the Plan.

(s) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(t) “Optionee” means an Employee, Director or Consultant who holds an outstanding Option.

(u) “Plan” means this Silicon Storage Technology, Inc. 1995 Equity Incentive Plan.

(v) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(w) “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

(x) “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

(y) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(z) “Tandem Stock Appreciation Right” or “Tandem Right” means a right granted pursuant to subsection 8(b)(1) of the Plan.

3. Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3) To amend the Plan or a Stock Award as provided in Section 14.

(c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the “Committee”), all of the members of which Committee shall be Disinterested Persons. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4. Shares Subject To The Plan.

(a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate thirty one million seven hundred fifty thousand (31,750,000) shares of the Company’s common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. Eligibility.

(a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees or Consultants.

(b) A Director may be eligible for benefits of the Plan only if such Director is also an Employee at the time of the grant.

(c) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(c) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

(d) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

6. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the

Option is granted; the exercise price of each Nonstatutory Stock Option shall be determined by the Board. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a “QDRO”), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (other than upon the Optionee’s death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

(g) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee’s Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate.

(j) Re-Load Options. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a “Re-Load Option”) in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. Terms Of Stock Bonuses And Purchases Of Restricted Stock.

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

(c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

(e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8. Stock Appreciation Rights.

(a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a “Section 16(b) Insider”), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short- swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

(b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(1) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

(2) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

(3) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9. Cancellation And Re-Grant Of Options.

The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

10. Covenants Of The Company.

(a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the “Securities Act”) either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11. Use Of Proceeds From Stock.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. Miscellaneous.

(a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company’s Board of Directors and/or the Company’s shareholders to remove any Director pursuant to the terms of the Company’s By-Laws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Company or Affiliate.

(d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13. Adjustments Upon Changes In Stock.

(a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company”.)

(b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14. Amendment Of The Plan and Stock Awards.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

(b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. Termination Or Suspension Of The Plan.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 12, 2009, which shall be within ten (10) years from the date the amended Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. Effective Date Of Plan.

The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

0

PROXY	SILICON STORAGE TECHNOLOGY, INC.	PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2006

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held on Monday, June 12, 2006 at 4:00 p.m. PDT and hereby appoints Bing Yeh and Jack K. Lai, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Silicon Storage Technology, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Silicon Storage Technology, Inc. to be held at the offices of the Company at 1020 Kifer Rd., Sunnyvale, California 94086 on Monday, June 12, 2006 at 4:00 p.m. PDT, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

Silicon Storage Technology, Inc.

June 12, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
-OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
-OR- INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS AVOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect six directors to serve for the ensuing year and until their successors are elected.					FOR ☐	AGAINST ☐	ABSTAIN ☐
2.

To approve our 1995 Equity Incentive Plan, as amended, to provide that (i) nonstatutory stock options may be granted to ten percent shareholders with  an exercise price set by the Board of Directors and with a maximum term of ten years and (ii) restricted stock purchase awards may be granted to ten percent shareholders with a purchase price that is at least 85% of the fair market value of such stock on the date of grant.

NOMINEES:
☐	FOR ALL NOMINEES	Bing Yeh Yaw Wen Hu Tsuyoshi Taira Yasushi Chikagami Ronald Chwang Terry M. Nickerson

☐	withhold authority frOM all nominees

☐	for all except (See instruction below)		3.	To ratify the selection of PricewaterhouseCoopers LLP as our	FOR	AGAINST	ABSTAIN
				independent registered public accounting firm for the fiscal year ending December 31, 2006.	☐	☐	☐

			4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to

Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2 and 3 as more specifically described in the Proxy Statement.  If specific instructions are indicated,  this Proxy will be voted

	withhold, as shown here:		in accordance therewith

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder		Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.   When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.